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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 1, 2001



                             DELTA AIR LINES, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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
         Delaware                          1-5424                           58-0218548
--------------------------------------------------------------------------------------------
(State or other jurisdiction            (Commission                        (IRS Employer
      of incorporation)                 File Number)                     Identification No.)
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        Hartsfield Atlanta International Airport, Atlanta, Georgia 30320
        ----------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Press Release Reporting September Quarter 2001 Results

         Delta issued a press release today reporting September 2001 quarter results and supplemental data. That press release and the supplemental data are filed as Exhibits to this Report on Form 8-K.

Forward-Looking Statements

         Statements in the Exhibits to this Report (or otherwise made by Delta or on Delta's behalf) which are not historical facts, including statements about Delta's estimates, expectations, beliefs, intentions, projections or strategies for the future, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or Delta's present expectations. Factors that could cause these differences include, but are not limited to:

1. the many effects on Delta and the airline industry from the terrorist attacks on the United States on September 11, 2001, including the following:

         a. the adverse impact of the terrorist attacks on the economy in general and the demand for air travel in particular;

         b. the cost to Delta from the shutdown of the U.S. air transportation system;

         c. the change in Delta's operations and higher costs resulting from new airline security directives;

         d. the availability and cost of war risk and other insurance for Delta and for other critical participants in the air travel industry, such as the companies providing security services at airports;

         e. the extent to which Delta receives additional financial assistance under the Air Transportation Safety and System Stabilization Act;

         f. the credit downgrade of Delta and other airlines by Moody's Investors Service and Standard & Poor's, and the possibility of additional downgrades, to the extent it makes it more difficult and/or more costly for us to obtain financing;

         g. potential declines in the values of the aircraft in Delta's fleet or facilities and related asset impairment charges;


                                       2
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         h.       additional terrorist activity and/or war;

2. general economic conditions, both in the United States and in our markets outside the United States, including the extent of the weakening in the U.S. economy and the related decline in business travel;

3. competitive factors in our industry, such as mergers and acquisitions, the airline pricing environment, international alliances, codesharing programs, and capacity decisions by competitors;

4. outcomes of negotiations on collective bargaining agreements and other labor issues, including a pending union representation election among Delta's flight attendants and union organizing efforts among other employee groups;

5. changes in aircraft fuel prices, the availability of fuel, and the availability and cost of fuel hedges;

6. disruptions to operations due to adverse weather conditions and air traffic control-related constraints;

7.       fluctuations in foreign currency exchange rates;

8. actions by the United States or foreign governments, including the Federal Aviation Administration and other regulatory agencies;

9. the willingness of customers to travel generally, and with Delta specifically, which could be affected by factors such as Delta's and the industry's safety record, Delta's on-time performance, Delta's baggage handling performance and how well Delta responds to customer complaints; and

10.      the outcome of Delta's litigation.

         Caution should be taken not to place undue reliance on Delta's forward-looking statements, which represent Delta's views only as of November 1, 2001, and which Delta has no current intention to update.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         99.1 Press release dated November 1, 2001 titled "Delta Air Lines Reports September Quarter 2001 Results"


         99.2     Supplemental September 2001 Quarter Data

                                       3
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DELTA AIR LINES, INC.



                                    BY:  /s/ Edward H. Bastian
                                       ----------------------------------------
                                       Edward H. Bastian
                                       Senior Vice President - Finance and
                                       Controller



Date:      November 1, 2001


                                       4
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                                 EXHIBIT INDEX


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
EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1            Press Release dated November 1, 2001 titled "Delta Air Lines Reports September Quarter 2001 Results"

99.2            Supplemental September 2001 Quarter Data
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